Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capstone Therapeutics Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of John M. Holliman, III, Executive Chairman and Principal Executive Officer of the Company, and Les M. Taeger, Senior Vice President and Chief Financial Officer, and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2011

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman
(Principal Executive Officer)

/s/ Les M. Taeger
Les M. Taeger
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Capstone Therapeutics  Corp. and will be retained by Capstone Therapeutics Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Capstone Therapeutics Corp.
(formerly OrthoLogic Corp.)
(the “Company”)
Exhibit Index to Quarterly Report on Form 10-Q
For the Quarterly Period Ended March 31, 2011

Exhibit No.	Description	Incorporated by Reference To:	Filed Herewith

10.1	Second Amendment to Lease Agreement dated January 5, 2004 by and between Phoenix Investors #20, L.L.C. and Capstone Therapeutics Corp.		X

31.1	Certification of Principal Executive Officer Pursuant to Securities Exchange Act Rule 13a-14(a), as amended		X

31.2	Certification of Principal Financial and Accounting Officer Pursuant to Securities Exchange Act Rule 13a-14(a), as amended		X

32	Certification of Principal Executive Officer and Principal Financial and Accounting Officer Pursuant to 18 U.S.C. Section 1350*

* Furnished herewith